SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 25, 2003


                             Dycom Industries, Inc.
             (Exact name of Registrant as specified in its charter)


           Florida                     0-5423                     59-1277135
(State or other jurisdiction        (Commission                (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


4440 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida           33410
     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (561) 627-7171


                             Exhibit Index on Page 3

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS


         Exhibit
          Number        Description
          ------        -----------

           99.1 Press release of Dycom Industries, Inc. dated August 25, 2003, reporting its financial results for the fourth quarter ended July 26, 2003 and providing guidance for the next two quarters.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  In a press release dated August 25, 2003, which is attached as
         Exhibit 99.1 and incorporated herein by reference, the Company announced its financial results for the quarter ended July 26, 2003 and issued guidance with respect to expected financial results for the first and second quarters of fiscal 2004.

                                  EXHIBIT INDEX

          Exhibit No                          Description
          ----------                          -----------

             99.1 Press release of Dycom Industries, Inc. issued on August 25, 2003.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DYCOM INDUSTRIES, INC.


Date: August 25, 2003                             By:  /s/ Richard L. Dunn
                                                     ---------------------------
                                                  Name:  Richard L. Dunn
                                                  Title: Senior Vice President
                                                         and Chief Financial
                                                         Officer